UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2018 (May 23, 2018)
Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 358-8986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 3.03 Material Modification to Rights of Security Holders.

The stockholders of Insperity, Inc. (the “Company”) approved an amendment and restatement of the Company's certificate of incorporation, as amended, at the Company’s Annual Meeting of Stockholders held on May 23, 2018 (the “2018 Annual Meeting”). The amended and restated certificate of incorporation increases the number of authorized shares of common stock, $0.01 par value per share, from 60,000,000 shares of common stock to 120,000,000 shares of common stock, corrects minor typographical errors and removes outdated references that no longer or do not apply. The Company filed the amended and restated certificate of incorporation with the Secretary of State of the State of Delaware on May 25, 2018. The amended and restated certificate of incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2018, the Company held its 2018 Annual Meeting at its corporate headquarters in Kingwood, Texas. The results of the matters submitted to a vote of the stockholders at the 2018 Annual Meeting were as follows:

(i)	To elect the persons named below as Class II directors for a term expiring at the 2021 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes

Carol R. Kaufman	33,795,438	526,716	9,736	2,718,234
Paul J. Sarvadi	33,552,848	471,653	307,379	2,718,234

(ii)	To cast an advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes

32,913,986	1,298,922	118,982	2,718,234

(iii)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

For	Against	Abstain

36,223,403	781,457	45,264

(v)	To approve the amendment and restatement of the Company's certificate of incorporation to increase the authorized shares of common stock:

For	Against	Abstain	Broker Non-Votes

31,464,228	5,529,453	56,353	—

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1 — Amended and Restated Certificate of Incorporation of Insperity, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:    /s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal, General Counsel and Secretary

Date:    May 29, 2018